UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 7, 2023

Nuveen Churchill Direct Lending Corp.
(Exact name of registrant as specified in its charter)

Maryland	000-56133	84-3613224
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

375 Park Avenue, 9th Floor, New York, NY	10152
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 478-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.
On December 7, 2023 (the “Closing Date”), Nuveen Churchill Direct Lending Corp. (the “Company”) completed a $298,060,000 term debt securitization (the “2023 Debt Securitization”). The term debt securitization is also known as a collateralized loan obligation and is a form of secured financing incurred by the Company.

The notes offered in the 2023 Debt Securitization (the “2023 Notes”) were issued by Churchill NCDLC CLO-II, LLC (formerly known as Nuveen Churchill BDC SPV II, LLC) (the “2023 Issuer”), a direct, wholly-owned, consolidated subsidiary of the Company, pursuant to an indenture and security agreement (the “Indenture”) dated as of the Closing Date. The 2023 Notes consist of $2 million of AAA Class X 2023 Notes, which bear interest at the three-month Term SOFR plus 2.00%; $100.5 million of AAA Class A-1 2023 Notes, which bear interest at the three-month Term SOFR plus 2.35%; $37.5 million of AA Class B 2023 Notes, which bear interest at the three-month Term SOFR plus 3.20%; and $83.06 million of Subordinated 2023 Notes, which do not bear interest. The Company directly retained all of the Subordinated 2023 Notes.

In connection with the issuance of the 2023 Notes, on the Closing Date, the 2023 Issuer entered into a Placement Agreement (the “Placement Agreement”) with SMBC Nikko Securities America, Inc., as placement agent (in such capacity, the “Placement Agent”) and Capital One Securities, Inc., as co-placement agent (in such capacity, the “Co-Placement Agent” and, together with the Placement Agent, the “Placement Agents”), pursuant to which the Placement Agents agreed to act as placement agents for certain of the 2023 Notes.

As part of the 2023 Debt Securitization, on the Closing Date, the 2023 Issuer also entered into a loan agreement (the “Class A-L-A Loan Agreement”), pursuant to which various financial institutions and other persons which are, or may become, parties thereto as lenders (the “Class A-L-A Lenders”) committed to make $25 million of AAA Class A-L-A 2023 Loans to the 2023 Issuer (the “Class A-L-A 2023 Loans”), and a loan agreement (the “Class A-L-B Loan Agreement” and, together with the Class A-L-A Loan Agreement, the “Loan Agreements”), pursuant to which various financial institutions and other persons which are, or may become, parties thereto as lenders (the “Class A-L-B Lenders”) committed to make $50 million of AAA Class A-L-B 2023 Loans to the 2023 Issuer (the “Class A-L-B 2023 Loans” and, together with the Class A-L-A 2023 Loans, the “2023 Loans” and, the 2023 Loans together with the 2023 Notes, the “2023 Debt”). The 2023 Loans bear interest at the three-month Term SOFR plus 2.35% and were fully drawn upon the closing of the transactions. Any Class A-L-A Lender may elect to convert a portion or all of the Class A-L-A 2023 Loans held by such Class A-L-A Lender into Class A-1 2023 Notes upon written notice to the 2023 Issuer in accordance with the Class A-L-A Loan Agreement. The Class A-L-B 2023 Loans may not be converted into 2023 Notes.

The 2023 Debt is backed by a diversified portfolio of senior secured and second lien loans. Through January 20, 2028, all principal collections received on the underlying collateral may be used by the 2023 Issuer to purchase new collateral under the direction of the Company, in its capacity as collateral manager of the 2023 Issuer and in accordance with the Company’s investment strategy, allowing the Company to maintain the initial leverage in the 2023 Debt Securitization. The 2023 Notes are due on January 20, 2036. The 2023 Loans are scheduled to mature, and, unless earlier repaid, the entire unpaid principal balance thereof is due and payable on January 20, 2036.

The 2023 Debt is the secured obligation of the 2023 Issuer, and the Indenture and the Loan Agreements, as applicable, governing the 2023 Debt includes customary covenants and events of default. The 2023 Debt has not been, and will not be, registered under the Securities Act of 1933, as amended, or any state “blue sky” laws and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or applicable exemption from registration.

The Company serves as collateral manager to the 2023 Issuer under a collateral management agreement (the “Collateral Management Agreement”) and will waive any management fee due to it in consideration for providing these services.

The descriptions of the Indenture governing the 2023 Debt, the Placement Agreement, the Collateral Management Agreement, and the Loan Agreements contained in this Current Report on Form 8-K do not purport to be complete and are qualified in their entirety by reference to the Indenture governing the 2023 Debt, the Placement Agreement, the Collateral Management Agreement, and the Loan Agreements, attached hereto as Exhibits 10.1, 10.2 10.2, 10.3, 10.4 and 10.5, respectively, and incorporated into this Current Report on Form 8-K by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information provided in Item 1.01 of this current report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01    Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit No.	Description
10.1	Indenture and Security Agreement, dated as of December 7, 2023, by and between Churchill NCDLC CLO-II, LLC, as issuer, and U.S. Bank Trust Company, National Association, trustee

10.2
Placement Agreement, dated as of December 7, 2023, by and among Churchill NCDLC CLO-II, LLC, as issuer, SMBC Nikko Securities America, Inc., as placement agent, and Capital One Securities, Inc., as co-placement agent

10.3	Collateral Management Agreement, dated as of December 7, 2023, by and between Churchill NCDLC CLO-II, LLC, as issuer, and Nuveen Churchill Direct Lending Corp., as collateral manager

10.4
Class A-L-A Loan Agreement, dated December 7, 2023, by and among Churchill NCDLC CLO-II, LLC, as borrower, U.S. Bank Trust Company, National Association, as loan agent and as trustee under the indenture and security agreement, and each of the Class A-L-A Lenders party thereto

10.5
Class A-L-B Loan Agreement, dated December 7, 2023, by and among Churchill NCDLC CLO-II, LLC, as borrower, U.S. Bank Trust Company, National Association, as loan agent and as trustee under the indenture and security agreement, and each of the Class A-L-B Lenders party thereto

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVEEN CHURCHILL DIRECT LENDING CORP.

Date: December 12, 2023	By:	/s/ Kenneth J. Kencel
Kenneth J. Kencel Chief Executive Officer and President